LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JULY 19, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED FEBRUARY 1, 2016, OF

QS STRATEGIC REAL RETURN FUND

The information in this supplement is effective as of August 1, 2016.

The following language replaces the information solely regarding the portfolio managers of Western Asset, WAML and Western Japan in the section of the fund’s Statement of Additional Information titled “Manager, Adviser and Subadvisers — Portfolio Managers and Portfolio Managers: Compensation and Conflicts of Interest”:

Portfolio Managers

The following people serves as portfolio managers to the fund:

Western Asset, WAML and Western Japan: S. Kenneth Leech and Frederick R. Marki

Other Accounts

The tables below provide information regarding other accounts for which the portfolio managers have day-to-day management responsibility. Unless noted otherwise, all information is provided as of September 30, 2015.

Western Asset, WAML and Western Japan

	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance Based ($ millions)
S. Kenneth Leech	Registered investment companies	109	187,824	0	0
	Other pooled investment vehicles	269	85,398	8	1,554
	Other accounts	630	172,865	57	17,073

Frederick R. Marki*	Registered investment companies	4	4.5	0	0
	Other pooled investment vehicles	2	0.1	0	0
	Other accounts	31	10.7	17	2.2

*	Information is provided as of May 31, 2016.

Ownership of Securities

The table below provides information regarding the portfolio managers’ beneficial ownership of shares of the fund as of September 30, 2015, unless otherwise noted.

Western Asset, WAML and Western Japan	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	0
Frederick R. Marki*	0

*	Information is provided as of May 31, 2016.

Please retain this supplement for future reference.

QSIN289955